AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 6, 1998 (this
                          "Amended and Restated Credit Agreement"),amending and restating the CREDIT AGREEMENT dated as of September 1, 1995, among SCHEIN PHARMACEUTICAL, INC., a Delaware corporation (the "Borrower"); the LENDERS (as defined in Article I of the Credit Agreement); and THE CHASE MANHATTAN BANK, a New York banking corporation, as issuing bank (in such capacity, the "Issuing Bank"), as administrative agent (in such capacity, the
                          "Administrative Agent") for the Lenders and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, as amended by the First Amendment dated as of February 26, 1996, the Second Amendment dated as of September 27, 1996, the Third Amendment dated as of December 20, 1996 and the Fourth Amendment dated as of November 25, 1997 (as amended, supplemented or otherwise modified, the "Credit Agreement").


                  The Borrower has requested that the Credit Agreement be amended and restated in the manner provided for by this Amended and Restated Credit Agreement and that Chase Securities Inc. ("CSI") act as sole and exclusive advisor, arranger and book manager in connection with such amendment and restatement. CSI has agreed to act as the sole and exclusive advisor, arranger and book manager in connection with the amendment and restatement of the Credit Agreement, and the Lenders are willing to amend and restate the Credit Agreement upon the terms and subject to the conditions set forth below. Accordingly, the Borrower and the Lenders hereby agree to amend and restate the Credit Agreement in the form of the Credit Agreement, with the amendments and modifications provided herein, as follows:


                                    ARTICLE I

                                  Defined Terms
                                  -------------

                  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. As used herein, the following terms shall have the meanings assigned to them below (and the following definitions are hereby added in their proper alphabetical order to
Section 1.01 of the Credit Agreement):

                  "Amendment and Restatement Date" shall mean the date this Amended and Restated Credit Agreement shall become effective in accordance with Article V hereof.

                  "Consent Decree" shall mean the Consent Decree of Condemnation and Permanent Injunction in United States v. All Drugs...Located at Steris Laboratories, Inc., et al., No. 98 Civ. 1630 (D. Az., entered October 21, 1998).

                  "FDA" shall mean the Food and Drug Administration.

                  "Steris" shall mean Steris Laboratories, Inc.

                  "Steris Charges" shall mean any and all fees, charges and expenses incurred or sustained as a result of or arising from the changes of the operations of the Borrower and the Subsidiaries, including but not limited to the FDA seizure, compliance with the Consent Decree, compensation, severance, other related payments in connection with the reduction in force, the writedown of fixed assets, goodwill and inventory, expenses incurred in connection with discontinued and recalled products, and other related operating expenses.

ARTICLE II

Amendments to the Credit Agreement
----------------------------------

                  The  Credit   Agreement   is  amended,   effective   upon  the
satisfaction of the conditions set forth in Article IV, as set forth below:

                  SECTION 2.01. Amendment of Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by:

                  (a) (i) deleting the table contained in the definition of "Applicable Percentage" in its entirety and inserting in lieu thereof the following:


         "                                               Eurodollar           ABR                 Fee
                                                          Spread            Spread            Percentage
                                                          ------            ------            ----------


         Category 1
         ----------
         Leverage  Ratio  less  than 3.0 to 1.0;  and
         Interest Expense Coverage Ratio greater
         than 5.0 to 1.0                                  1.5000            0.5000                0.2500

         Category 2
         ----------
         Leverage  Ratio greater than or equal to 3.0
         to 1.0 but less  than  3.5 to 1.0;  Interest
         Expense Coverage Ratio less than or equal to
         5.0 to 1.0 but greater than
         4.5 to 1.0                                       1.7500            0.7500                0.3125

         Category 3
         ----------
         Leverage  Ratio greater than or equal to 3.5
         to 1.0 but less  than  4.0 to 1.0;  Interest
         Expense Coverage Ratio less than or equal to
         4.5 to 1.0 but greater than
         4.0 to 1.0                                       2.0000            1.0000                0.3750

         Category 4
         ----------
         Leverage  Ratio greater than or equal to 4.0
         to 1.0 but less  than  4.5 to 1.0;  Interest
         Expense Coverage Ratio less than or equal to
         4.0 to 1.0 but greater than
         3.0 to 1.0                                       2.2500            1.2500                0.3750

         Category 5
         ----------
         Leverage  Ratio greater than or equal to 4.5
         to 1.0 but less  than  5.0 to 1.0;  Interest
         Expense Coverage Ratio less than or equal to
         3.0 to 1.0 but greater than
         2.5 to 1.0                                       2.5000            1.5000                0.5000

         Category 6
         ----------
         Leverage  Ratio greater than or equal to 5.0
         to 1.0 but less  than  5.5 to 1.0;  Interest
         Expense Coverage Ratio less than or equal to
         2.5 to 1.0 but greater than
         2.0 to 1.0                                       2.7500            1.7500                0.5000

         Category 7
         ----------
         Leverage  Ratio greater than or equal to 5.5
         to 1.0; or Interest  Expense  Coverage Ratio
         less than or equal to 2.0 to 1.0
                                                          3.0000            2.0000               0.5000"

         and (ii)  deleting the last sentence of the  definition of  "Applicable
         Percentage"   in  its  entirety  and  inserting  in  lieu  thereof  the
         following:

                           "Notwithstanding   the   foregoing,   the  Applicable
                  Percentage  shall be determined by reference to (a) Category 7
                  (i) for any period after the last day of the second complete fiscal quarter to commence after the Merger Date during which the Borrower has failed to deliver the financial statements and certificates required by Section 5.04(a) or 5.04(b) and
                  Section 5.04(c) if such failure has continued unremedied for three Business Days following notice thereof from the Administrative Agent or any Lender and (ii) at any time after the last day of the second complete fiscal quarter to commence after the Merger Date during the continuance of an Event of Default and (b) subject to clause (a) above, Category 4 on and after the Amendment and Restatement Date and prior to the delivery of the financial statements and certificates required by Section 5.04(b) and Section 5.04(c) for the first fiscal quarter of 1999.";

                  (b) deleting the definition of "Capital Expenditures" in its entirety and inserting in lieu thereof the following:

                           "Capital  Expenditures" for any period shall mean (a)
                  the sum of (i) net property, plant and equipment of the Borrower and the Subsidiaries as of the last day of such period, in each case determined on a consolidated basis in accordance with GAAP, (ii) depreciation and amortization of property, plant and equipment of the Borrower and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, and (iii) and property rights and deferred license costs of the Borrower and the Subsidiaries for the period that have been expended on a cash basis minus (b) the sum of (i) the book value as of the last day prior to such period, for the Borrower and the Subsidiaries determined on a consolidated basis in accordance with GAAP, of those items of property, plant and equipment held by the Borrower or a Subsidiary throughout such period,
                  (ii) any  additions  to "net  property,  plant and  equipment"
                  during such period, for the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, resulting from expenditures of proceeds of insurance settlements in respect of lost, destroyed or damaged assets, equipment or other property to the extent such expenditures are made to replace or repair all or any part of such lost, destroyed or damaged assets, equipment or other property within 12 months of the receipt of such proceeds and (iii) any additions, net of minority interests, if any, to "net property, plant and equipment" arising from the Acquisition.";

                  (c)   inserting   immediately   after  the   phrase   "Capital
         Expenditures" in the fifth line of the definition of "Fixed Charge Coverage Ratio" the phrase "(excluding net property rights and deferred license costs of the Borrower and the Subsidiaries for the reporting periods in 1998, 1999 and 2000 only)";

                  (d) deleting the phrase "and (d) (to the extent not included in clauses (a) through (c) above)" in the seventeenth line of the definition of "Net Income" and inserting in lieu thereof the following:

                           ", (d) any Steris  Charges  taken by the Borrower and
                  the Subsidiaries in the third and fourth fiscal quarters of 1998, provided such charges on a pre-tax basis do not exceed $156,700,000 and $5,000,000 for the third and fourth fiscal quarters, respectively, and (e) (to the extent not included in clauses (a) through (d) above)"; and

                  (e) deleting the period at the end of the definition of "Net Worth" and adding at the end thereof the following:

                           "plus the lesser of (i) amount of any non-cash Steris
                  Charges taken by the Borrower and the Subsidiaries and (ii) $117,000,000."

                  SECTION 2.02. Amendment of Section 5.04. Section 5.04 of the Credit Agreement is hereby amended by:

                   (a) deleting the word "and" at the end of paragraph (e) thereof and inserting in lieu thereof the following:

                           "(f)  within  30  days  after  the end of each of the
                  first two fiscal months of each fiscal quarter ending after the Amendment and Restatement Date and on or prior to the end of fiscal 1999, the internally generated profit and loss estimates of the Borrower and its consolidated Subsidiaries for such month, prepared by the Borrower in good faith based upon reasonable assumptions;

                           (g) promptly  after the same become  available to the
                  Borrower, with respect to each manufacturing facility of the Borrower and the Subsidiaries, all warning letters or other FDA correspondence (other than Form FD 483s) alleging violations of FDA regulatory requirements at such manufacturing facility;

                           (h) promptly  after the same become  available to the
                  Borrower, during the period beginning on the Amendment and Restatement Date and ending on the last day of fiscal 1999,
                  (i) with respect to Steris, (A) all inspectional observations made by the FDA as a consequence of inspections of Steris, which observations are recorded on a Form FD 483 and issued by the FDA at the conclusion of an inspection, (B) all written responses by or on behalf of Steris to the FDA concerning such inspectional observations, (C) all written responses by or on behalf of Steris to the FDA concerning alleged violations of FDA regulatory requirements contained in warning letters or other FDA correspondence, and (D) all other correspondence from the FDA concerning alleged material violations of current good manufacturing practices by Steris, and (ii) with respect to each manufacturing facility of the Borrower and the Subsidiaries other than manufacturing facilities of Steris,
                  (A) all inspectional observations recorded on a Form FD 483 issued at the conclusion of inspections, other than pre-approval inspections and post-approval validation inspections, (B) all written responses by or on behalf of the Borrower or the Subsidiaries concerning alleged violations of FDA regulatory requirements contained in warning letters or other FDA correspondence, and (C) all other correspondence from the FDA concerning alleged material violations of current good manufacturing practices by such manufacturing facility;

                            (i) promptly, from time to time after the end of fiscal 1999, with respect to each manufacturing facility of the Borrower and the Subsidiaries, any of the items in paragraph (h) above that the Administrative Agent or any Lender may request; and"; and

                  (b) redesignating paragraph (f) thereof as paragraph (j).

                  SECTION 2.03. Amendment of Article VI. Article VI of the Credit Agreement is hereby amended by:

                  (a) deleting the phrase "other Indebtedness of the Borrower not in excess of $10,000,000 aggregate principal amount at any time outstanding" in paragraph (m) of Section 6.01 and inserting in lieu thereof the phrase "other Indebtedness (including Indebtedness incurred in connection with the acquisition of assets and product rights of John Wyeth & Brother Ltd., a subsidiary of American Home Products) not in excess of $20,000,000 aggregate principal amount at any time outstanding";

                  (b) inserting at the end of paragraph (f) of Section 6.04 the following:

                        ", and of Indebtedness permitted under Section 6.01(m)";

                  (c) deleting  the word "and" from the end of paragraph  (k) of
         Section 6.04 and all of paragraph (l) of Section 6.04 and inserting in lieu thereof the following:

                           "(l)  investments  consisting of the capital stock of
                  Duramed Pharmaceuticals, Inc. received as a result of the Borrower's settlement negotiations with Duramed Pharmaceuticals, Inc.; provided no cash consideration is paid by the Borrower or any of the Subsidiaries after the Amendment and Restatement Date for such capital stock; and

                           (m) other or additional investments, loans and
                  advances   in  a  net   aggregate   amount   not   to   exceed
                  $20,000,000.";

                  (d) deleting Sections 6.13, 6.14 and 6.15 in their entirety and inserting in lieu thereof the following:

                           "SECTION  6.13.  Capital  Expenditures.   Permit  the
                  aggregate amount of Capital Expenditures made (a) in fiscal year 1998 to exceed $39,000,000 (or, in the event that FDA product approval is received with respect to Ferrlecit prior to the end of 1998, $44,000,000), (b) in fiscal year 1999 to exceed $35,000,000 (or, in the event that FDA product approval is received with respect to Ferrlecit prior to the end of 1998, $30,000,000) or (c) in any fiscal year, commencing with fiscal year 2000, to exceed $25,000,000 plus, commencing with fiscal year 2001, 50% of the excess, if any, of (i) $25,000,000 over (ii) actual Capital Expenditures for the preceding fiscal year.

                           SECTION 6.14. Leverage Ratio. Permit the Leverage Ratio as of any date during any period specified below to be in excess of the ratio set forth below next to such period:


                           Period                                                      Ratio
                           ------                                                      -----

                  From and including the last day of fiscal 1996 to
                  but excluding the last day of the second fiscal
                  quarter of 1997                                                  6.50 to 1.00



                  From and including the last day of the second fiscal
                  quarter of 1997 to but excluding the last day of the
                  third fiscal quarter of 1997                                     6.00 to 1.00


                  From and including the last day of the third fiscal
                  quarter of 1997 to but excluding the last day of
                  fiscal 1997                                                      5.75 to 1.00


                  From and including the last day of fiscal 1997 to
                  but excluding the last day of the second fiscal
                  quarter of 1998                                                  5.25 to 1.00


                  From and including the last day of the second fiscal
                  quarter of 1998 to but excluding the last day of the
                  third fiscal quarter of 1998                                     5.00 to 1.00


                  From and including the last day of the third fiscal
                  quarter of 1998 to and including the last day of
                  fiscal 1998                                                      4.50 to 1.00

                  From and including the first day of fiscal 1999 to
                  but excluding the last day of the third fiscal
                  quarter of 1999                                                  5.00 to 1.00


                  From and including the last day of the third fiscal
                  quarter of 1999 to but excluding the last day of
                  fiscal 1999                                                      4.25 to 1.00


                  From and including the last day of fiscal 1999 to
                  and including the last day of the first fiscal
                  quarter of 2000                                                  4.00 to 1.00

                  Thereafter                                                      3.50 to 1.00";


                  (d) redesignating Sections 6.16 and 6.17 as Sections 6.15 and 6.16, respectively; and

                  (e) deleting Section 6.18 in its entirety and inserting in lieu thereof the following:

                           "SECTION 6.17.  Fixed Charge Coverage Ratio.  Permit
                  the Fixed Charge Coverage Ratio as of any date during any period specified below to be less than the ratio set forth below next to such period:


                           Period                                                      Ratio
                           ------                                                      -----

                  From and including the last day of fiscal 1996 to
                  but excluding the last day of fiscal 1997                        1.00 to 1.00

                  From and including the last day of fiscal 1997 to
                  and including the last day of fiscal 1998                        1.10 to 1.00

                  From and including the first day of fiscal 1999 to
                  but excluding the last day of the second fiscal
                  quarter of 1999                                                  0.75 to 1.00

                  From and including the last day of the second fiscal
                  quarter of 1999 to but excluding the last day of the
                  third fiscal quarter of 1999                                     0.80 to 1.00

                  From and including the last day of the third fiscal
                  quarter of 1999 to but excluding the last day of
                  fiscal 1999                                                      0.90 to 1.00

                  From and including the last day of fiscal 1999 to
                  but excluding the last day of the second fiscal
                  quarter of 2000                                                  1.05 to 1.00

                  From and including the last day of the second fiscal
                  quarter of 2000 to but excluding the last day of
                  fiscal 2000                                                      1.25 to 1.00

                  Thereafter                                                       1.50 to 1.00

                           SECTION 6.18. Interest Expense Coverage Ratio. Permit
                  the Interest Expense Coverage Ratio as of any date during any period specified below to be less than the ratio set forth below next to such period:



                           Period                                                      Ratio
                           ------                                                      -----

                  From and including the last day of the third fiscal
                  quarter of 1998 to and including the last day of
                  fiscal 1998                                                      2.50 to 1.00

                  From and including the first day of fiscal 1999 to
                  and including the last day of the second fiscal
                  quarter of 1999                                                  2.25 to 1.00

                  From and including the first day of the third fiscal
                  quarter of 1999 to and including the last day of the
                  third fiscal quarter of 1999                                     2.50 to 1.00

                  Thereafter                                                       2.75 to 1.00


                  SECTION 2.04. Amendment of Article VII. Article VII of the Credit Agreement is hereby amended by (i) deleting the word "or" at the end of clause (m) thereof and (ii) inserting at the end of clause (n) thereof the following:

         "or

                  (o) the FDA shall assert that the Borrower or any of the Subsidiaries is in material violation of the Consent Decree, or shall commence any action or proceeding asserting any material violation of current good manufacturing practices by the Borrower or any of the Subsidiaries, or shall seize, impound or otherwise impose restrictions on the use of material properties or assets of the Borrower or any of the Subsidiaries, or there shall be a drawing on Bond #1376333 posted with the United States District Court for the District of Arizona, and in any such case, Lenders having Loans, L/C Exposures and unused Revolving Credit Commitments and Term Loan Commitments at such time representing two-thirds of the sum of all Loans outstanding, L/C Exposures and unused Revolving Credit and Term Loan Commitments at such time shall determine that such action is reasonably likely to result in a Material Adverse Effect;".


                                   ARTICLE III

                      Understanding With Respect to Steris
                      ------------------------------------

                  Upon the effectiveness of this Amended and Restated Credit Agreement, it is understood and agreed that, retroactive to the date of the Credit Agreement, no Default or Event of Default under the Credit Agreement or the Security Documents shall be deemed to have occurred as a result of the events and circumstances that led to the enforcement actions of the FDA with respect to Steris, the enforcement actions themselves or the resulting changes to the operations of the Borrower and the Subsidiaries, including, without limitation, the Steris Charges. Nothing herein shall be deemed to be a waiver of any Default or Event of Default after the date hereof.


                                   ARTICLE IV

                         Representations and Warranties
                         ------------------------------

         The Borrower hereby represents and warrants to each Lender that:

                  (a) After giving effect to Article II and Article III hereof, the representations and warranties set forth in Article III of this Amended and Restated Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (b) After giving effect to Article II and Article III hereof, no Default or Event of Default has occurred and is continuing.

                                    ARTICLE V

                                  Effectiveness
                                  -------------

                  This Amended and Restated Credit Agreement shall become effective on and as of any date on or prior to November 6, 1998, on which each of the following conditions precedent shall have been satisfied:

                  (a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower and Required Lenders.

                  (b) The Administrative Agent shall have received a certificate of a Financial Officer of the Borrower, dated the date hereof, confirming that after giving effect to Article II and Article III hereof (i) the representations and warranties set forth in Article III of this Amended and Restated Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date and (ii) no Event of Default or Default has occurred and is continuing.

                  (c) The Consent Decree shall have been approved by the United States District Court for the District of Arizona and shall be in full force and effect.

                  (d) Each of the Lenders executing this Amended and Restated Credit Agreement shall have received from the Borrower, through the Administrative Agent, on or before the date hereof, in immediately available funds, a fee equal to 0.25% of the sum of (x) its Post-Merger Revolving Credit Commitment as in effect on the date hereof plus (y) its portion of Term Facility Loans outstanding as of the date hereof. The Borrower shall be deemed to have satisfied the foregoing condition precedent by remitting to the Administrative Agent, on or before November 6, 1998, an amount equal to the sum of the fees due to each of the Lenders executing this Amended and Restated Credit Agreement.

                                   ARTICLE VI

                                  Miscellaneous
                                  -------------

                  SECTION 6.01. Governing Law. THIS AMENDED AND RESTATED CREDIT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  SECTION 6.02. Counterparts. This Amended and Restated Credit Agreement may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amended and Restated Credit Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amended and Restated Credit Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


SCHEIN PHARMACEUTICAL, INC.,


by
   ---------------------------------
   Name:
   Title:


THE CHASE MANHATTAN BANK, individually and as Issuing Bank, Administrative Agent and Collateral Agent,


by
   ---------------------------------
   Name:
   Title:


THE BANK OF NEW YORK,


by
   ---------------------------------
   Name:
   Title:


THE BANK OF NOVA SCOTIA,


By
   ---------------------------------
   Name:
   Title:


THE BANK OF TOKYO--MITSUBISHI TRUST COMPANY,


by
   ---------------------------------
   Name:
   Title:


BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH,


by
   ---------------------------------
   Name:
   Title:

by
   ---------------------------------
   Name:
   Title:


COMERICA BANK,


by
   ---------------------------------
   Name:
   Title:


COMMERCIAL LOAN FUNDING TRUST I, by LEHMAN COMMERCIAL PAPER INC., not in its individual capacity but solely as Administrative Agent,


by
   ---------------------------------
   Name:
   Title:


COMMERZBANK AG, NEW YORK BRANCH,


by
   ---------------------------------
   Name:
   Title:


by
   ---------------------------------
   Name:
   Title:

COOPERATIEVE CENTRALE RAIFFEIFEN-BOERENLEENBANK, B.A., "RABOBANK NEDERLAND",


by
   ---------------------------------
   Name:
   Title:


by
   ---------------------------------
   Name:
   Title:


DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH,


by
   ---------------------------------
   Name:
   Title:

by
   ---------------------------------
   Name:
   Title:


DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, AG,


by
   ---------------------------------
   Name:
   Title:


by
   ---------------------------------
   Name:
   Title:


FIRST UNION NATIONAL BANK,


by
   ---------------------------------
   Name:
   Title:


FLEET BANK, N.A.,


by
   ---------------------------------
   Name:
   Title:

KEYBANK NATIONAL ASSOCIATION,


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   ---------------------------------
   Name:
   Title:


MELLON BANK, N.A.,


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   ---------------------------------
   Name:
   Title:


PNC BANK, NATIONAL ASSOCIATION,


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   ---------------------------------
   Name:
   Title:

SOCIETE GENERALE,


by
   ---------------------------------
   Name:
   Title:


SUMMIT BANK,


by
   ---------------------------------
   Name:
   Title:


WESTDEUTSCHE LANDESBANK GIROZENTRALE,


by
   ---------------------------------
   Name:
   Title:


by
   ---------------------------------
   Name:
   Title: